UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2005

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-179943
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 23, 2005, the Board of Directors of Conexant Systems, Inc. (the "Company") unanimously approved amending the Bylaws to delete Article XI. A copy of the Bylaws, as amended is attached hereto as Exhibit 3(ii).

Article XI (Special Provisions Relating to the Merger with GlobespanVirata, Inc. ("GlobespanVirata")) had been adopted effective February 27, 2004 to provide that as of the effective time of the merger of the Company with GlobespanVirata, the Board of the Company would have seven directors desigatated by the Company and five by GlobespanVirata and that each group would be able to replace one of their respective number in the event of a vacancy in their respective ranks. In addition, Article XI provided that the Company’s Audit Committee would consist of two directors designated by the Company and two by GlobespanVirata (one of whom to be the chairman), that the Company’s Governance and Composition Committee would consist of four directors designated by the Company (one of whom to be the chairman) and four by GlobespanVirata, and that the Compensation and Management Development Committee would consist of two directors designated by the Company (one of whom to be the chairman) and two by GlobespanVirata. Article XI further provided that for two years after February 27, 2004, the affirmative vote of at lease 75% of the Directors would be required to amend Article XI, to change the number of directors comprising the Company’s whole Board of Directors, to change the number of directors comprising the above-mentioned committees, and to remove the Chairman of the Board, the Chief Executive Officer and/or the President from their respective positions.

Upon the resignations of Messrs. Cicerone and Geday, the Board of Directors determined that it was in the best interests of the Company to decrease the size of the Board from twelve to ten directors. In addition, during 2004 the Board determined the Chairman of the Audit Committee would remain one of the pre-merger Company directors and that upon the departure of Mr. Cicerone that the size of the Audit Committee would decrease to three. As a result of these and other management changes, the Board determined that Article XI of the Bylaws no longer served a useful propose and amended the Bylaws to delete Article XI in its entirely.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

February 28, 2005	By:	Dennis E. O'Reilly

Name: Dennis E. O'Reilly
Title: Senior Vice President, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

3.(ii)	Bylaws as amended February 23, 2005